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
           NUMBER                         [GLOBAL VACATION GROUP LOGO]                           SHARES

          G

       COMMON STOCK
      PAR VALUE $.01

INCORPORATED UNDER THE LAWS OF                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
    THE STATE OF NEW YORK                 GLOBAL VACATION GROUP, INC.                      CUSIP 37937F 10 6
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THIS CERTIFIES THAT



IS THE OWNER OF

                             CERTIFICATE OF STOCK

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

GLOBAL VACATION GROUP, INC. (hereinafter called the Corporation) transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Certificate of Incorporation and By-laws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereto assents.

           This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.


                          GLOBAL VACATION GROUP, INC.
                                    CORPORATE
                                      SEAL
                                      1959
                                    NEW YORK
                                        *


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
Dated

    COUNTERSIGNED AND REGISTERED:
                            XXXXXXXXXXX
                                   TRANSFER AGENT
                                    AND REGISTRAR
    BY                                                       /s/ WALTER S. BERMAN                               [SIG]

                             AUTHORIZED SIGNATURE     EXECUTIVE VICE PRESIDENT AND TREASURER    CHAIRMAN AND CHIEF EXECUTIVE OFFICER
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                          AMERICAN BANK NOTE COMPANY

                          GLOBAL VACATION GROUP, INC.

           THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED BY THE CORPORATION. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
           TEN COM--as tenants in common                    UNIF GIFT MIN ACT--..........Custodian..........
           TEN ENT--as tenants by the entireties                                 (Cust)             (Minor)
           JT TEN --as joint tenants with right of                             under Uniform Gifts to Minors
                    survivorship and not as tenants                            Act..............
                    in common                                                        (State)
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     Additional abbreviations may also be used though not in the above list.

      For value received,............hereby sell, assign and transfer unto
      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
      --------------------------------------
     |                                      |
      --------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------

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
                                 ------------------------------------------------------------------------------------------------
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF
                                 THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED
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By
  ---------------------------------------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.